TIAA SEPARATE ACCOUNT VA-3

Teachers Insurance and Annuity Association of America

Prospectus Supplement No. 1 dated May 1, 2015

This supplement amends certain disclosure in the prospectuses for the TIAA Access individual and group variable annuity contracts. Please keep this supplement with your prospectus for future reference.

The Vanguard Small-Cap Value Index Fund (Investor Shares) revised its total annual fund operating expenses as follows:

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements/ Waivers	Net Annual Fund Operating Expenses
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.20%	—	0.03%	—	0.23%	—	0.23%

For more information about the fund, please refer to prospectus for the fund.

A14849 (5/15)